UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 21, 2008

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33523	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2008, Force Protection,  Inc. (the “Company”) completed its annual meeting of shareholders for 2008.

At the annual meeting of shareholders, the Company’s shareholders approved and adopted the 2008 Stock Plan (the “2008 Plan”). The Company’s board of directors had approved the 2008 Plan on September 19, 2008, subject to shareholder approval.  A description of the material provisions of the 2008 Plan are included under the caption “Proposal Four:  Approval of 2008 Stock Plan” in the Company’s Proxy Statement as filed with the Securities and Exchange Commission on October 15, 2008, which description is incorporated herein by reference. A copy of the 2008 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 21, 2008, the Company’s Compensation Committee approved the grant of restricted stock awards and stock option awards to the Company’s directors and executive officers pursuant to the 2008 Plan, as follows:

Name(1)	Title	Restricted Stock Award	Stock Option Award	Option Exercise Price
Major General Jack A. Davis	Director	21,400	—	$3.28
John S. Day	Director	21,400	—	$3.28
Lieutenant General Roger G. Thompson, Jr.)	Director	21,400	—	$3.28
John W. Paxton, Sr.	Director	21,400	—	$3.28
Michael Moody	President, Chief Executive Officer and Director	250,000	170,000	$3.28
Charles Mathis	Chief Financial Officer	65,000	25,000	$3.28
Lenna Ruth Macdonald	Chief Strategy Officer, General Counsel and Corporate Secretary	125,000	52,000	$3.28
Daniel Busher	Executive Vice President, Operations	25,000	20,000	$3.28
Mark Edwards	Executive Vice President, Development	25,000	20,000	$3.28
Damon Walsh	Executive Vice President, Customer Operations	25,000	20,000	$3.28

Each restricted stock award is subject to forfeiture restrictions, which lapse in three equal annual installments commencing on November 21, 2009.  Each stock option award vests in three equal annual installments, commencing on November 21, 2009.

On November 21, 2008, the Compensation Committee approved the form of restricted stock agreement and form of stock option agreement for directors and named executive officer for awards pursuant to the 2008 Plan.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2008, the Company filed a Certificate of Amendment to its Amended Articles of Incorporation (the “Certificate of Amendment”) with the Nevada Secretary of State. The Certificate of Amendment amended two articles of the Company’s Amended Articles of Incorporation, as follows: (1)

Article FIFTH was amended to increase the range of board members to one to fifteen members and (2) Article EIGHTH (b)  regarding loans to directors was deleted. The amendments were approved by the Company’s shareholders at the annual meeting of shareholders held on November 21, 2008.  A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 21, 2008, the board of directors of the Company adopted the Second Amended and Restated By-Laws (the “Amended and Restated By-Laws”) effective immediately.  The Amended and Restated Bylaws provide for, or clarify, the following:  (1)  providing that shareholders holding at least fifteen percent (15%) of the voting power may seek an order to hold a shareholder meeting if an annual meeting was not held within eighteen months after its last election of directors; (2) decreasing the number of successive notices to be sent to the last known address of the shareholder from three to two; (3) decreasing the number of days after an adjournment of a shareholders meeting when notice must be sent from one hundred and twenty (120) days to sixty (60) days; (4) increasing the number of months from three to six for which a shareholder must be a shareholder to demand to inspect list of shareholders; (5) decreasing the time period for which a meeting may be adjourned from one hundred and twenty (120) days to sixty (60) days; (6) limiting the effective period for a proxy to seven years from the date of execution of the proxy; and (7) increasing the maximum number of members of the board of directors to fifteen (15).

A copy of the Amended and Restated By-Laws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

3.1	Certificate of Amendment to Force Protection, Inc.’s Amended Articles of Incorporation

3.2	Second Amended and Restated By-Laws of Force Protection, Inc.

10.1	Force Protection, Inc. 2008 Stock Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Force Protection, Inc. filed on November 21, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: November 26, 2008
/s/ Lenna Ruth Macdonald
(Signature)

Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to Force Protection, Inc.’s Amended Articles of Incorporation

3.2	Second Amended and Restated By-Laws of Force Protection, Inc.

10.1	Force Protection, Inc. 2008 Stock Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-8 of Force Protection, Inc. filed on November 21, 2008)